THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

ASSETS:
      Investments in BBH Pacific Basin Equity Portfolio
        ("Portfolio"), at value ..............................    $ 79,807,101
      Receivable for capital stock sold ......................       9,427,315
                                                                  ------------
         Total Assets ........................................    $ 89,234,416
                                                                  ------------
LIABILITIES:
      Payables for:
         Capital stock redeemed ..............................          26,404
         Shareholder servicing/eligible institution fees .....          38,723
         Administrative fee ..................................          19,361
         Professional fees ...................................          16,850
         Board of directors' fee .............................           4,467
         Accounting fees .....................................           4,669
         Accrued expenses and other liabilities ..............          12,761
                                                                  ------------
            Total Liabilities ................................         123,235
                                                                  ------------
      NET ASSETS .............................................    $ 89,111,181
                                                                  ============
      Net Assets Consist of:
         Paid-in capital .....................................    $102,879,568
         Distributions in excess of net investment income ....        (657,368)
         Accumulated net realized loss .......................     (20,775,266)
         Net unrealized appreciation .........................       7,664,247
                                                                  ------------
      Net Assets .............................................    $ 89,111,181
                                                                  ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
         ($89,111,181 / 2,511,967 shares) ....................    $      35.47
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                            STATEMENT OF OPERATIONS
                                October 31, 2000

NET INVESTMENT INCOME:
      Net Investment Loss Allocated from Portfolio:
         Dividend and other income (net of foreign tax
           expense $164,398) ..................................    $    780,730
         Expenses .............................................        (977,698)
                                                                   ------------
            Net Investment Loss Allocated from Portfolio ......        (196,968)
                                                                   ------------
      Fund Expenses:
         Shareholder servicing/eligible institution fees ......         255,610
         Administrative fee ...................................         127,805
         Professional fees ....................................          47,692
         Board of Directors' fees .............................          16,700
         Accounting fees ......................................           8,002
         Miscellaneous expenses ...............................          82,023
                                                                   ------------
            Total Expenses ....................................         537,832
                                                                   ------------
            Fees paid indirectly ..............................         (14,806)
                                                                   ------------
            Net expenses ......................................         523,026
                                                                   ------------
            Net Investment Loss ...............................        (719,994)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ALLOCATED FROM PORTFOLIO:
      Net realized gain on investments and foreign
        exchange transactions .................................       9,473,188
      Net change in unrealized appreciation on
        investments and foreign currency translations .........      12,558,860)
                                                                   ------------
            Net Realized and Unrealized Loss Allocated
              from Portfolio ..................................      (3,085,672)
                                                                   ------------
      Net Decrease in Net Assets Resulting from Operations ....    $ (3,805,666)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the years ended October 31,
                                                                                    ---------------------------------
                                                                                         2000               1999
                                                                                    -------------       -------------
INCREASE IN NET ASSETS:
      Operations:
        Net investment loss ......................................................  $    (719,994)      $    (303,253)
        Net realized gain on investments and foreign exchange transactions .......      9,473,188          11,428,050
        Net change in unrealized appreciation on investments and foreign
         currency translations ...................................................    (12,558,860)         21,794,575
                                                                                    -------------       -------------
         Net increase (decrease) in net assets resulting from operations .........     (3,805,666)         32,919,372
                                                                                    -------------       -------------
      Dividends in excess of net investment income ...............................     (4,448,893)                 --
                                                                                    -------------       -------------
      Capital stock transactions (Note 4):
         Net proceeds from sales of capital stock ................................    147,056,047         115,186,849
         Net asset value of capital stock issued to shareholders in
           reinvestment of distributions .........................................      2,554,345                  --
         Net cost of capital stock redeemed ......................................   (132,655,719)       (100,325,530)
                                                                                    -------------       -------------
          Net increase in net assets resulting from capital stock
            transactions .........................................................     16,954,673          14,861,319
                                                                                    -------------       -------------
            Total increase in net assets .........................................      8,700,114          47,780,691

NET ASSETS:
      Beginning of year ..........................................................     80,411,067          32,630,376
                                                                                    -------------       -------------
      End of year (including distributions in excess of net investment income of $657,368 and undistributed net investment
           income of $675,496, respectively) .....................................  $  89,111,181       $  80,411,067
                                                                                    =============       =============

   The accompanying notes are an integral part of these financial statements.

                      THE 59 WALL STREET PACIFIC BASIN FUND

                              FINANCIAL HIGHLIGHTS

           Selected per share data and ratios for a share outstanding throughout each period

                                                                      For the years ended October 31,
                                                      ---------------------------------------------------------------
                                                        2000          1999         1998        1997           1996
                                                      -------       -------      -------     --------        --------
Net asset value, beginning of period ..............   $ 38.77       $ 20.31      $ 24.52     $  30.19        $  29.88

Income from investment operations:
   Net investment income (loss) ...................     (0.31)(1)     (0.17)(1)    (0.20)        0.00(1,2)       0.05(1)
   Net realized and unrealized gain (loss) ........     (0.89)        18.63        (2.39)       (4.69)           1.62

Less dividends and distributions:
   From net investment income .....................        --            --        (0.52)       (0.00)(2)       (0.86)
   In excess of net investment income .............     (2.10)           --        (1.10)       (0.25)          (0.50)
   From net realized gains ........................        --            --           --        (0.28)             --
   In excess of net realized gains ................        --            --           --        (0.45)             --
                                                      -------       -------      -------     --------        --------
Net asset value, end of period ....................   $ 35.47       $ 38.77      $ 20.31     $  24.52        $  30.19
                                                      =======       =======      =======     ========        ========
Total return ......................................     (3.81)%       90.89%      (10.78)%     (16.03)%          5.65%

Ratios/Supplemental data:
   Net assets, end of period (000's omitted) ......   $89,111       $80,411      $32,630     $102,306        $150,685
   Expenses as a percentage of average net assets:
     Expenses paid by Fund                               1.47%(6)      1.39%        1.44%        1.19%           1.13%
     Expenses paid by commissions(3) ..............        --            --           --         0.01%           0.01%
     Expense offset arrangement ...................      0.01%           --(4)      0.18%        0.06%           0.16%
                                                      -------       -------      -------     --------        --------
        Total expenses ............................      1.48%         1.39%        1.62%        1.26%           1.30%
   Ratio of net investment income (loss) to average
     net assets ...................................     (0.70)%      (0.58)%       (0.73)%       0.00%           0.16%
   Portfolio turnover rate ........................        76%(5)        97%          91%          63%             58%

----------
(1)   Calculated using average shares outstanding for the year.

(2)   Less than $0.01 per share.

(3) A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.

(4)   Less than 0.01%.

(5) Portfolio turnover rate is that of the Portfolio in which the Fund invests.

(6) Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Pacific Basin Equity Fund (the "Fund") is a separate non-diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-ended management investment company organized under the laws of the State of Maryland on July 19, 1990. The Fund commenced operations on November 1, 1990.

      The Fund invests all of its investable assets in the BBH Pacific Basin Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 75% at October 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. The Fund records its investment in the Portfolio at fair value. Valuation of investments held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

            B. Investment Income and Expenses. The Fund records its share of income, expenses, realized and unrealized gains and losses each day. In addition, the Fund accrues its own expenses.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulate investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis which these financial statements are prepared. Accordingly, the amounts of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions, utilization of capital loss carryforwards and the recognition of unrealized gains or losses on open forward foreign currency exchange contracts and passive foreign investment companies at year-end. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

            D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      2. Transactions with Affiliates.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. The Administrator has a sub administration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 2000, the Fund incurred $127,805 for administrative services.

                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman for which Brown Brothers Harriman receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the year ended October 31, 2000, the Fund incurred $255,610 for such services.

      Accounting Fee. The Corporation has an accounting agreement with Brown Brothers Harriman (the "Accountant") for which the Accountant receives a fee calculated and paid monthly. For the year ended October 31, 2000, the Fund incurred $8,002 for accounting services.

      Board of Directors' Fee. Each Director receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2000, the Fund incurred $16,700 for these fees.

      3. Investment Transactions. Investment transactions of the portfolio are discussed in Note 3 of the Portfolio's Notes to Financial Statements. Custody fees for the Fund were reduced by $14,806 as a result of the Fund directing a portion of its portfolio transactions to certain unaffiliated brokers.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                           For the years
                                                          ended October 31,
                                                     --------------------------
                                                        2000            1999
                                                     ----------      ----------
Capital stock sold .............................      3,524,509       3,748,466
Capital Stock issued in connection with
  reinvestment of dividends and
  distributions ................................         62,059            --
Capital stock repurchased ......................     (3,148,469)     (3,281,480)
                                                     ----------      ----------
Net Increase ...................................        438,099         466,986
                                                     ==========      ==========

      5. Federal Income Tax Status. At October 31, 2000, the 59 Wall Street Pacific Basin Equity Fund for Federal income taxes purposes, had a capital loss carryforward of $20,486,128 which may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration on October 31, 2006.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders

The 59 Wall Street Pacific Basin Equity Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities of The 59 Wall Street Pacific Basin Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Pacific Basin Equity Fund at October 31, 2000 and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2000

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 2000.

Pacific Basin Equity Fund

      The twelve month period ending October 31, 2000 was a difficult one for Pacific Basin Equity markets. As measured by MSCI in U.S. dollars, the Pacific Basin Index declined 10.5%. No market was immune, but Hong Kong, with its exposure to the improving economic environment in China, declined least (-1.3%). The poor performance of markets in the region can be attributed to two primary factors: the dramatic global sell-off of telecom and technology shares, particularly semiconductor-related, after recording new highs in March, and on-going concerns in Japan about the country's economic prospects. Japan has recorded three consecutive quarters of positive growth, but virtually all of the growth has been generated by government spending or business investment. The all-important consumer has not been a meaningful contributor, thereby placing recovery at risk. Evidence does suggest that the consumer sector has, at the margin, begun to improve, but not enough to produce economic growth in Japan of more than a very modest 1%-2% in the next twelve months.

      The 59 Wall Street Pacific Basin Equity Fund outperformed its benchmark over this difficult period, declining less than 4% in the year ending October 31, 2000. Much of the outperformance was generated by the Fund's overweighted exposure to technology and telecom stocks early in the year when these sectors were roaring ahead, followed by a timely trimming of exposure to these stocks as the year progressed.

      With much of the Pacific Basin's economic prospects dependent on exports, the expectation of a trough in U.S. economic activity in Q4 2000, followed by a return to a more sustainable 3%-4% pace in 2001, should improve investor sentiment throughout the region. Likewise, further restructuring of Japanese corporate management practices, and enactment of long anticipated economic and political reform as the new year progresses, would restore investor confidence in the Japanese market. In the meantime, the Fund continues to invest in larger capitalization, globally competitive companies with leading market positions and superior growth prospects.

                   Pacific Basin Equity Fund Growth of $10,000

                 --------------------------------------------------
                                  Total Return
                 --------------------------------------------------
                    One Year        Five Years         Inception
                     Ended        Ended 10/31/00      to 10/31/00
                    10/31/00       (Annualized)      (Annualized)
                 --------------------------------------------------
                     (3.81)%          7.78%              8.55%
                 --------------------------------------------------

[The following information was depicted as a line chart in the printed material]

                                                 Pacific Basin
     Date                                         Equity Fund*      MSCI-Pacific
     ----                                         ------------      ------------
  10/31/1990 ..............................         $10,000           $10,000
  (inception)
  10/31/1991 ..............................          11,068            10,698
  10/31/1992 ..............................          11,254             8,360
  10/31/1993 ..............................          16,883            12,436
  10/31/1994 ..............................          17,471            13,562
  10/31/1995 ..............................          15,616            12,040
  10/31/1996 ..............................          16,497            12,438
  10/31/1997 ..............................          13,853             9,989
  10/31/1998 ..............................          12,359             8,599
  10/31/1999 ..............................          23,615            13,032
  10/31/2000 ..............................          22,714            11,656

* net of fees and expenses

           Past performance is not predictive of future performance.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                October 31, 2000

Shares                                                                   Value
------                                                                   -----
            COMMON STOCKS (93.7%)
            AUSTRALIA (4.8%)
            BANKING
   99,800   National Australia Bank, Ltd. .....................     $  1,386,400
                                                                    ------------
            CONSUMER GOODS
  400,200   Coca-Cola Amatil, Ltd. ............................          814,631
                                                                    ------------
            SERVICES
  155,500   Lend Lease Corp. ..................................        1,820,428
                                                                    ------------
            TELECOMMUNICATIONS
  806,500   Cable and Wireless Optus* .........................        1,708,149
                                                                    ------------
            TOTAL AUSTRALIA ...................................        5,729,608
                                                                    ------------

            HONG KONG (6.0%)
            CONSUMER NON-DURABLES
  136,390   Asia Foods, Ltd.#* ................................          220,952
                                                                    ------------
            MULTI-INDUSTRY
  141,440   Hutchinson Whampoa, Ltd. ..........................        1,759,159
  952,800   Li & Fung, Ltd. ...................................        1,771,458
                                                                    ------------
                                                                       3,530,617
                                                                    ------------

            TELECOMMUNICATIONS
  527,300   China Telecom* ....................................        3,380,562
                                                                    ------------
            TOTAL HONG KONG ...................................        7,132,131
                                                                    ------------

            INDIA (3.0%)
            FINANCE
  556,347   Industrial Credit & Investment
              Corp. of India, Ltd. ............................          880,630
                                                                    ------------
            MATERIALS
  244,000   Indo Gulf Fertilisers and
              Chemicals Corp., Ltd. GDR+ ......................          225,700
  144,142   Reliance Industries, Ltd. .........................          932,792
    6,595   Reliance Industries, Ltd. GDR .....................           42,678
                                                                    ------------
                                                                       1,201,170
                                                                    ------------

            TELECOMMUNICATIONS
  300,000   MaHanagar Telephone ...............................          902,978
                                                                    ------------
            SERVICE
  100,000   Zee Telefilms, Ltd. ...............................          616,288
                                                                    ------------
            TOTAL INDIA .......................................        3,601,066
                                                                    ------------

            JAPAN (66.9%)
            BANKING
  887,000   Asahi Bank, Ltd. ..................................        3,494,846
      421   Mizuho Holdings, Inc.* ............................        3,236,533
  243,000   Sumitomo Trust and Banking Co., Ltd. ..............        2,950,245
                                                                    ------------
                                                                       9,681,624
                                                                    ------------

            CAPITAL GOODS/DURABLES
   83,000   Fujitsu, Ltd. .....................................        1,478,462
   51,000   Matsushita Electric
              Industrial Co., Ltd. ............................        1,481,376
  148,000   Matsushita Electric Works .........................        1,742,612
                                                                    ------------
                                                                       4,702,450
                                                                    ------------

            CHEMICALS
   42,000   Shin-Etsu Chemical Co. ............................        1,724,103
                                                                    ------------

            CONSUMER DISCRETIONARY
  160,000   Toppan Printing Co. ...............................        1,413,295
                                                                    ------------
            CONSUMER ELECTRONICS
   39,100   Sony Corp. ........................................        3,124,131
                                                                    ------------
            CONSUMER GOODS
  134,000   Kirin Brewery Co., Ltd. ...........................        1,397,279
  360,000   Nissan Motor Co. ..................................        2,470,701
                                                                    ------------
                                                                       3,867,980
                                                                    ------------

            CONSUMER NON-DURABLES
   44,000   Kao Corp. .........................................        1,318,367
   17,300   Nintendo Co., Ltd. ................................        2,861,273
                                                                    ------------
                                                                       4,179,640
                                                                    ------------

            ELECTRIC COMPONENTS
   16,300   Matsushita Communications
              Industrial Co., Ltd. ............................        2,135,795
   11,100   Rohm Co., Ltd. ....................................        2,798,012
                                                                    ------------
                                                                       4,933,807
                                                                    ------------

            FINANCE
   24,100   Acom Co., Ltd. ....................................        1,949,906
  135,000   Nomura Securities Co., Ltd. .......................        2,863,655
   24,280   Orix Corp. ........................................        2,547,359
                                                                    ------------
                                                                       7,360,920
                                                                    ------------

            MACHINERY/EQUIPMENT
  405,000   Mitsubishi Heavy Industries .......................        1,573,464
                                                                    ------------

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          October 31, 2000 (continued)

 Shares                                                                  Value
 ------                                                                  -----
            JAPAN (continued)
            MATERIALS
  275,000   Kinden Corp. ......................................      $ 1,804,187
  488,000   Mitsubishi Materials Corp. ........................        1,435,360
  289,000   Sumitomo Chemical Co. .............................        1,424,676
  482,000   Sumitomo Metal & Mining Co. .......................        2,486,517
                                                                    ------------
                                                                       7,150,740
                                                                    ------------

            MEDIA
      193   Fuji Television Network ...........................        2,122,142
                                                                    ------------

            MULTI-INDUSTRY
   20,200   Softbank Corp. ....................................        1,212,352
  224,000   Sumitomo Corp. ....................................        1,970,404
                                                                    ------------
                                                                       3,182,756
                                                                    ------------

            PHARMACEUTICALS
   61,000   Kissei Pharmaceutical Co., Ltd. ...................        1,117,323
   57,000   Santen Pharmaceutical Co., Ltd. ...................        1,125,533
   48,000   Yamanouchi Pharmaceutical Co., Ltd. ...............        2,172,722
                                                                    ------------
                                                                       4,415,578
                                                                    ------------

            PRECISION INSTRUMENTS
   28,900   Hoya Corp. ........................................        2,388,583
                                                                    ------------

            REAL ESTATE
   25,800   Oriental Land Co., Ltd. ...........................        1,560,269
                                                                    ------------

            RETAIL
   48,000   Ito-Yokado Co., Ltd. ..............................        2,168,323
                                                                    ------------

            SERVICES
   85,000   Credit Saison Co., Ltd. ...........................        1,799,148
1,273,000   Kawasaki Kisen Kaisha, Ltd. .......................        2,286,233
  265,000   Toei Co. ..........................................        1,070,830
  324,000   Tokyu Corp. .......................................        1,674,403
                                                                    ------------
                                                                       6,830,614
                                                                    ------------

            TELECOMMUNICATIONS
      360   Nippon Telegraph & Telephone ......................        3,275,576
      122   NTT Docomo, Inc. ..................................        3,007,101
                                                                    ------------
                                                                       6,282,677
                                                                    ------------
            TRANSPORTATION
  221,000   Nippon Express Co. ................................        1,326,385
                                                                    ------------
            TOTAL JAPAN .......................................       79,989,481
                                                                    ------------

            SINGAPORE (8.3%)
            BANKING
  189,952   DBS Group Holdings, Ltd. ..........................        2,238,801
                                                                    ------------
            ELECTRIC COMPONENTS
   34,600   Chartered Semiconductors ADR* .....................        1,608,900
                                                                    ------------

            SERVICES
  185,200   Singapore Airlines ................................        1,855,902
                                                                    ------------
            TELECOMMUNICATIONS
  340,100   Datacraft Asia, Ltd.* .............................        2,329,685
1,187,000   Singapore Telecom .................................        1,966,731
                                                                    ------------
                                                                       4,296,416
                                                                    ------------
            TOTAL SINGAPORE ...................................       10,000,019
                                                                    ------------

            SOUTH KOREA (4.4%)
            ELECTRIC COMPONENTS
   25,935   Samsung Electronics Co., GDR ......................        3,249,000
                                                                    ------------
            FINANCE
   90,000   Samsung Securities ................................        1,629,890
                                                                    ------------
            TECHNOLOGY
   59,370   Hyundai Electrical Industries* ....................          364,832
                                                                    ------------
            TOTAL SOUTH KOREA .................................        5,243,722
                                                                    ------------

            TAIWAN (0.3%)
            ELECTRIC COMPONENTS
   55,000   Powerchip Semiconductor, Ord.* ....................          365,750
                                                                    ------------
            TOTAL TAIWAN ......................................          365,750
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          October 31, 2000 (continued)

TOTAL INVESTMENTS (identified cost $108,383,453) (a) ..     93.7%   $112,061,777
CASH AND OTHER ASSETS LESS LIABILITIES ................      6.3       7,496,947
                                                           -----    ------------
NET ASSETS ............................................    100.0%   $119,558,724
                                                           =====    ============
----------
*     Non-income producing security.
+     Rule 144A security.
# Restricted security -- Total market value of the restricted security owned at October 31, 2000 was $220,952 or 0.2% of net assets. Acquired on December 13, 1999 at a cost of $220,952.
(a) The aggregate cost for federal income tax purposes is $109,614,934, the aggregate gross unrealized appreciation is $15,131,407, and the aggregate gross unrealized depreciation is $12,684,564, resulting in net unrealized appreciation of $2,446,843.

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

ASSETS:
      Investments in securities, at value (identified
         cost $108,383,453) ...................................     $112,061,777
      Receivables for:
         Investments sold .....................................        1,916,007
         Contributions ........................................       10,286,982
         Dividends ............................................          177,430
                                                                    ------------
             Total Assets .....................................      124,442,196
                                                                    ------------
LIABILITIES:
      Due to bank (including $58,514 in foreign currency) .....        3,824,683
      Payables for:
         Withdrawals ..........................................          758,697
         Investment advisory fee ..............................          137,201
         Custody fee ..........................................          112,936
         Professional fees ....................................           36,500
         Administrative fee ...................................            7,388
         Board of Trustees' fee ...............................            6,067
                                                                    ------------
             Total Liabilities ................................        4,883,472
                                                                    ------------
NET ASSETS ....................................................     $119,558,724
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS
                                October 31, 2000

NET INVESTMENT LOSS:
      Income:
         Dividends and other income (net of foreign
           withholding taxes of $212,080) .....................    $  1,082,504
                                                                   ------------
      Expenses:
         Investment advisory fee ..............................         905,250
         Custody fee ..........................................         317,706
         Administrative fee ...................................          48,744
         Professional fees ....................................          40,112
         Board of Trustees' fee ...............................          19,061
         Miscellaneous expenses ...............................          14,346
                                                                   ------------
             Total Expenses ...................................       1,345,219
             Fees paid indirectly .............................         (16,616)
                                                                   ------------
             Net Expenses .....................................       1,328,603
                                                                   ------------
      Net Investment Loss .....................................        (246,099)
                                                                   ============

NET REALIZED AND UNREALIZED GAIN:
      Net realized gain on investments and foreign
        exchange transactions .................................       9,779,607
      Net change in unrealized appreciation on
        investments and foreign currency translations .........       3,670,320
                                                                   ------------
             Net Realized and Unrealized Gain .................      13,449,927
                                                                   ------------
      Net Increase in Net Assets Resulting from Operations ....    $ 13,203,828
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    For the
                                                                   year ended
                                                                October 31, 2000
                                                                ----------------
INCREASE IN NET ASSETS:
      Operations:
         Net investment loss ................................     $    (246,099)
         Net realized gain on investments and
           foreign exchange transactions ....................         9,779,607
         Net change in unrealized appreciation on
           investments and foreigncurrency translations .....         3,670,320
                                                                  -------------
           Net increase in net assets resulting from
             operations .....................................        13,203,828
                                                                  -------------
      Capital transactions:
         Proceeds from contributions ........................       276,934,912
         Fair value of withdrawals ..........................      (170,580,016)
                                                                  -------------
           Net increase in net assets resulting from
             capital transactions ...........................       106,354,896
                                                                  -------------
             Total increase in net assets ...................       119,558,724

NET ASSETS:
      Beginning of year .....................................                --
                                                                  -------------
      End of year ...........................................     $ 119,558,724
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                    For the
                                                                   year ended
                                                                October 31, 2000
                                                                ----------------
Total Return ................................................            (3.40)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ...................      $   119,559
Expenses as a percentage of average net assets:
    Expenses paid by Portfolio ..............................             0.95%
    Expense offset arrangement ..............................             0.01%
                                                                   -----------
        Total Expenses ......................................             0.96%

Ratio of net investment loss to average net assets ..........            (0.18)%
Portfolio turnover rate .....................................               76%

   The accompanying notes are an integral part of these financial statements.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. BBH Pacific Basin Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on November 1, 1999. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on either a domestic or foreign securities exchange is based on the last price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing rates of exchange available at the time of valuation; and (5) trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustee.

            B. Foreign Currency Translations. The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions. The Portfolio isolates that portion of realized gain or loss on investments resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of such investments. Reported net realized and unrealized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at year end, arising from changes in the exchange rate.

                       BBH PACIFIC BASIN EQUITY PORTFOLIO

            C. Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Portfolio has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Portfolio are determined using forward currency exchange rates supplied by a quotation service.

            D. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

            E. Federal Income Taxes. The Portfolio will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income taxes is necessary.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Portfolio has an investment advisory agreement with Brown Brothers Harriman (the "Adviser") for which it pays the Adviser a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of each Portfolio's average daily net assets. For the year ended October 31, 2000, the Portfolio incurred $905,250 for advisory services.

      Administrative Fee. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company, LLC (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. The Administrator has a sub administration services agreement with Signature Financial Group for which Signature Financial Group receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year year ended October 31, 2000, the Portfolio incurred $48,744 for administrative services.

      Custody Agreement. The Portfolio has a custody agreement with Brown Brothers Harriman (the "Custodian") for which Brown Brothers Harriman receives a fee calculated and paid monthly. For the year ended October 31, 2000, the Portfolio incurred $317,706 for custody services. Custody fees for the Portfolio were reduced by $16,616, as a result of an expense offset arrangement with the Portfolio's custodian.

      Board of Trustees' Fee. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Portfolio. For the year ended October 31, 2000, the Portfolio incurred $19,061 for the trustee fees.

      3. Investment Transactions. For year ended October 31, 2000, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $102,382,533 and $108,298,853, respectively. There were no purchases or sales of U.S. government obligations during the year.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
BBH Pacific Basin Equity Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Pacific Basin Equity Portfolio as of October 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of BBH Pacific Basin Equity Portfolio at October 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2000

The 59 Wall Street Fund, Inc.

Investment Adviser and
 Administrator

Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor

59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent

Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                           Pacific Basin Equity Fund

                                  ANNUAL REPORT
                                October 31, 2000